Long-term bank loans	12 Months Ended
Sep. 30, 2021
Long-term bank loans
Long-term bank loans

Note 13 – Long-term bank loans

On September 8, 2020, Hangzhou Forasen entered into three long-term loan agreements with WeBank Co., Ltd., under the same LOC as described above, to borrow RMB2,988,940 (equivalent to $455,813), with a maturity date of October 9, 2022, and an interest rate equaling the LPR set by the People’s Bank of China at the time of borrowing plus 6.41% (effective rate is 10.26%). The loans require a monthly payment of principal of $22,033 (starting from the fourth month of the agreement period) and an average monthly interest approximately of $2,339. The outstanding principal balance on loans as of February 15, 2022 was RMB1,280,973 (equivalent to $198,295).

Future obligations for payments of the long-term loans are as below:

12 months ending September 30,	Repayment
2022	$264,393
2023	22,033
Total	$286,426